Item 9:           Regulation FD Disclosure

         Emmis  Communications  Corporation and Subsidiaries  (“Emmis”) has included in this filing selected  unaudited pro forma  financial  information  for the year ended February 28, 2001 and for the nine months ended  November 30, 2001.  This unaudited pro forma  information  includes the effect of all consummated  acquisitions  since March 1, 2000,  including (i)
radio stations KPNT-FM,  KIHT-FM,  and KFTK-FM (formerly  KXOK-FM) from Sinclair  Broadcast Group, Inc., (ii) radio station
KZLA-FM from Bonneville  International  Corporation,  (iii) radio station KKFR-FM from Clear Channel Communications,  Inc.,
(iv) radio  stations  KKLT-FM,  KTAR-AM and KMVP-AM  from  Hearst-Argyle  Television,  Inc.,  (v) eight  network-affiliated television stations from Lee Enterprises,  Inc., and (vi) Los Angeles Magazine,  Inc., from ABC Holding Company, Inc. as if each had occurred at March 1, 2000 and carried  forward.  This unaudited pro forma  information also includes the effect of all  pending  and  consummated  dispositions  since  March 1, 2000,  including  (i) radio  station  WKKX-FM  to  Bonneville
International  Corporation,  (ii) radio  station  WTLC-AM to Radio One,  Inc.,  (iii)  radio  station  KALC-FM to  Entercom
Communications  Corporation  and (iv)  radio  station  KXPK-FM to  Entravision  Communications  Corporation  as if each had occurred at March 1, 2000 and carried forward.

         The pro forma  summary  information  presented  below is not  necessarily  indicative of the results that actually would have occurred if the  transactions  indicated above had been  consummated at the beginning of the periods  presented, and is not intended to be a projection of future results.

         Certain statements included in this 8-K which are not statements of historical fact,  including but not limited to those  identified with the words  "expect,"  "will" or "look" are intended to be, and are,  identified as  "forward-looking statements,"  as defined in the  Securities  and Exchange Act of 1934,  as amended,  and involve  known and unknown  risks, uncertainties  and other factors that may cause the actual  results,  performance or achievements of Emmis to be materially different  from any future  result,  performance or  achievement  expressed or implied by such  forward-looking  statement.
Such factors include, among others,  general economic and business conditions;  fluctuations in the demand for advertising;
increased  competition  in the  broadcasting  industry;  inability  to obtain  necessary  approvals  for  purchases or sale transactions  or to complete the  transactions;  changes in the costs of  programming;  inability to grow through  suitable acquisitions and other factors mentioned in other documents filed by Emmis with the Securities and Exchange Commission.

                                     Emmis Communications Corporation and Subsidiaries
                                    Selected Unaudited Pro Forma Financial Information

                                     Three Months    Three Months      Three Months       Three Months       Twelve Months
                                        Ended            Ended             Ended              Ended              Ended
                                     May 31, 2000    August 31, 2000  November 30, 2000  February 28, 2001  February 28, 2001
                                     -------------   --------------   ----------------   ----------------   ----------------
Net Revenues:
  Radio                                  $ 67,524         $ 71,736           $ 66,522           $ 51,428          $ 257,210
  Television                               59,630           55,355             66,360             46,607            227,952
  Publishing                               17,522           19,963             19,859             16,744             74,088
  Interactive                                   -               33                 35                 37                105
                                     ------------    -------------    ---------------   ----------------   ----------------
    Total net revenues                    144,676          147,087            152,776            114,816            559,355

Operating Expenses:
  Radio                                    36,781           33,637             36,577             33,739            140,734
  Television                               36,875           35,213             36,081             35,228            143,397
  Publishing                               15,775           17,256             15,960             16,547             65,538
  Interactive                                 120              148                205                149                622
                                     ------------    -------------    ---------------   ----------------   ----------------
    Total operating expenses               89,551           86,254             88,823             85,663            350,291

Broadcast/Publishing Cash Flow:
  Radio                                    30,743           38,099             29,945             17,689            116,476
  Television                               22,755           20,142             30,279             11,379             84,555
  Publishing                                1,747            2,707              3,899                197              8,550
  Interactive                                (120)            (115)              (170)              (112)              (517)
                                     ------------    -------------    ---------------   ----------------   ----------------
    Total broadcast/publishing
      cash flow                          $ 55,125         $ 60,833           $ 63,953           $ 29,153          $ 209,064

                                     Three Months    Three Months      Three Months
                                        Ended            Ended             Ended
                                     May 31, 2001    August 31, 2001  November 30, 2001
                                     -------------   --------------   ----------------
Net Revenues:
  Radio                                  $ 62,126         $ 68,856           $ 62,504
  Television                               53,795           52,480             52,333
  Publishing                               18,084           17,675             19,016
  Interactive                                 104              191                258
                                     ------------    -------------    --------------
    Total net revenues                    134,109          139,202            134,111

Operating Expenses:
  Radio                                    33,708           33,707             32,867
  Television                               35,672           33,617             35,736
  Publishing                               17,036           15,692             16,188
  Interactive                                 317              382                437
                                     ------------    -------------    ---------------
    Total operating expenses               86,733           83,398             85,228

Broadcast/Publishing Cash Flow:
  Radio                                    28,418           35,149             29,637
  Television                               18,123           18,863             16,597
  Publishing                                1,048            1,983              2,828
  Interactive                                (213)            (191)              (179)
                                     ------------    -------------    ---------------
    Total broadcast/publishing
      cash flow                          $ 47,376         $ 55,804           $ 48,883

                                                        SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                             EMMIS COMMUNICATIONS CORPORATION

Date:  February 13, 2002                                     By: /s/ WALTER Z. BERGER
                                                                 ---------------------------------
                                                                 Walter Z. Berger
                                                                 Executive Vice President
                                                                (Authorized Corporate Officer),
                                                                 Chief Financial Officer and
                                                                 Treasurer